UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2013

INFRASTRUCTURE DEVELOPMENTS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52936	27-1034540
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

299 S. Main Street, 13th floor, Salt Lake City, Utah  84111

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (801) 488-2006 end_of_the_skype_highlighting

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03       Material Modification to Rights of Security Holders

The disclosure set forth in Item 5.03 of this report is incorporated herein by reference.

Item 5.03      Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 4, 2013, the board of directors of Infrastructure Developments Corp. (the “Company”) determined that it was in the best interests of the Company to file a Certificate of Designation that authorized the issuance of up to nine million (9,000,000) shares of a new series of preferred stock, par value $0.001 per share designated "Super Voting Preferred Stock," for which the board of directors established the rights, preferences and limitations thereof. The board of directors authorized the Super Voting Preferred Stock pursuant to the authority given to the board of directors under the Articles of Incorporation, which authorizes the issuance of up to ten million (10,000,000) shares of preferred stock, par value $0.001 per share, and authorizes the board of directors, by resolution, to establish any or all of the unissued shares of preferred stock, not then allocated to any series into one or more series and to fix and determine the designation of each such shares, the number of shares which shall constitute such series and certain preferences, limitations and relative rights of the shares of each series so established. The effective date of the Certificate of Designation is March 4, 2013.

Each holder of outstanding shares of Super Voting Preferred Stock shall be entitled to fifty (50) votes for each share of Super Voting Preferred Stock held on the record date for the determination of stockholders entitled to vote at each meeting of stockholders of the Company. Additionally, immediately following an increase in the authorized common stock of the Company, par value $0.001 per share, beyond 500,000,000 shares, each share of Super Voting Preferred Stock then outstanding shall automatically and mandatorily be converted into fifty (50) shares of common stock.

The summary of the rights, privileges and preferences of the Super Voting Preferred Stock described above is qualified in its entirety by reference to the Certificate of Designation, a copy of which is attached as Exhibit 3 to this report and is incorporated herein by reference.

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ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is attached as part of this report:

Exhibit

No.

Description

3.1

Certificate of Designation filed with the Nevada Secretary of State on March 4, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Date: March 20, 2013

Infrastructure Developments Corp.

/s/ Eric Montandon

Name: Eric Montandon

Title: Chief Executive Officer and Director

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